UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2016

American Realty Capital Global Trust II, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55624	35-2506937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On August 8, 2016, American Realty Capital Global Trust II, Inc. (the “Company”) and its operating partnership, American Realty Capital Global II Operating Partnership, L.P. (the “Company OP”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Global Net Lease, Inc. (“GNL”), Global Net Lease Operating Partnership, L.P. (the “GNL OP”) and Mayflower Acquisition LLC, a Maryland limited liability company and wholly owned subsidiary of GNL (“Merger Sub”).  The Merger Agreement provides for (i) the merger of the Company with and into Merger Sub (the “REIT Merger”), with Merger Sub surviving as a wholly owned subsidiary of GNL and (ii) the merger of the Company OP with and into the GNL OP (the “Partnership Merger”, and together with the REIT Merger, the “Mergers”). A special committee comprised of the independent members (the “Special Committee”) of the board of directors of the Company (the “Board”) recommended, and by unanimous vote of all of the Board members, the Board declared advisable and approved the Mergers and the other transactions contemplated by the Merger Agreement and directed that the REIT Merger, and, to the extent stockholder approval is required, the other transactions contemplated by the Merger Agreement be submitted for consideration at a special meeting of the stockholders of the Company. The Board further resolved to recommend that the stockholders of the Company vote in favor of the approval of the REIT Merger and the other transactions contemplated by the Merger Agreement.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Mergers (the “Effective Time”), each outstanding share of common stock, including restricted shares of common stock, of the Company, $0.01 par value per share (“Company Common Stock”), other than shares owned by GNL, any subsidiary of GNL or any wholly owned subsidiary of the Company, will be converted into the right to receive 2.27 shares of common stock of GNL, par value $0.01 per share (“GNL Common Stock”) (such consideration, the “Merger Consideration”), and at the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each outstanding unit of limited partnership interest and Class B interest of the Company OP issued and outstanding immediately prior to the Partnership Merger Effective Time will be converted into the right to receive 2.27 shares of GNL Common Stock (the “Partnership Merger Consideration”).

The Merger Agreement further provides that immediately prior to the Effective Time, any outstanding restricted stock of the Company will become fully vested and will have the right to receive the Merger Consideration.

The completion of the Mergers is subject to various conditions, including, among other things, the approval of the Merger and the other transactions contemplated by the Merger Agreement by the Company’s common stockholders holding a majority of the outstanding shares of Company Common Stock and the approval of the Merger and the other transactions contemplated by the Merger Agreement by the affirmative vote of a majority of the votes of GNL’s common stockholders cast at a meeting of GNL’s common stockholders, a quorum being present. Moreover, each party’s obligation to consummate the Mergers is subject to certain other conditions, including the accuracy of the other party’s representations and warranties (subject to customary qualifications) and the other party’s material compliance with its covenants and agreements contained in the Merger Agreement, including, among other things, the GNL’s obligation to prepare and file a registration statement on Form S-4 to register the offer and sale of shares of GNL Common Stock to be issued pursuant to the Merger Agreement.

The Company and GNL have made certain customary representations and warranties and covenants for transactions of this type, including with respect to the conduct of business by each of the Company and GNL prior to the closing. Notably, under the terms of the Merger Agreement, the Company and the Company OP and their representatives may initiate, solicit, provide information and enter into discussions concerning proposals relating to alternative business combination transactions until September 22, 2016 (the “Go Shop Period”), and thereafter, until the receipt of the approval of the Merger and the Merger Agreement by the Company’s stockholders, the Company and the Company OP and their representatives may continue to participate in such discussions with any third party who submitted a bona fide proposal prior to the end of the Go Shop Period that has not been withdrawn and where the special committee of the Company’s board of directors has determined in good faith that such proposal has resulted in, or would be reasonably expected to lead to, a Superior Proposal (as defined in the Merger Agreement). Following the Go Shop Period, certain covenants prohibiting the Company and the Company OP and their representatives from initiating, soliciting, providing information or entering into discussions concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions.

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The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, including following a breach by the non-terminating party or a change in recommendation of the non-terminating party, one party may be required to pay to the other a termination fee of $6,000,000 plus reasonable out-of-pocket transaction expenses (up to a maximum of $5,000,000 in expenses). However, if the Merger Agreement is terminated in connection with the Company entering into or recommending a qualified Superior Proposal with a bidder on or before the date that is 15 days following the end of the Go Shop Period, the termination fee payable by the Company to GNL would be $1.2 million plus reasonable out-of-pocket expenses of GNL (up to a maximum of $5,000,000 in expenses).

The Company and GNL each are sponsored, directly or indirectly, by AR Global Investments, LLC (“AR Global”). AR Global and its affiliates provide investment and advisory services to the Company and the Target pursuant to written advisory agreements. In connection with, and subject to the terms and conditions of, the Merger Agreement, certain equity interests in the Company OP held by AR Global and its affiliates that are subject to forfeiture will, consistent with the terms of the Company OP partnership agreement, no longer be subject to forfeiture and will be exchanged for GNL Common Stock in the Partnership Merger.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing summary description of the material terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company or GNL at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (the “SEC”).

Item 1.02 Termination of a Material Definitive Agreement.

Concurrently with the execution of the Merger Agreement, the Company and the Company OP entered into a termination agreement with American Realty Capital Global II Advisors, LLC and other service providers providing for termination of the advisory, service provider, property management and leasing, European property management and leasing and performance-related distribution agreements, as applicable, immediately prior to, and contingent upon, the closing of the Merger (the “Termination Agreement”).  The Termination Agreement will, pursuant to its terms, automatically terminate and be of no further force or effect if the Merger Agreement is terminated in accordance with its terms.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 5, 2016, the board of directors of the Company amended the Company’s Bylaws to add an exclusive forum provision. The exclusive forum provision generally provides that, unless the Company consents in writing to the selection of an alternative forum, the courts of the State of Maryland in the jurisdiction in which the principal office (as defined in the Maryland General Corporation law (the “MGCL”)) of the Company is located shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach by any director, officer or other employee of the Company of a duty owed to the Company or the Company’s stockholders or of any standard of conduct set forth in the MGCL, (iii) any action asserting a claim arising pursuant to any provision of the MGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine (or as to (iv), if no state court of the State of Maryland has subject matter jurisdiction, the United States District Court for the District of Maryland), provided in each case that such court has personal jurisdiction over the indispensable parties named as defendants.

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A copy of Amendment No. 1 to Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The foregoing summary description of the material terms of Amendment No. 1 to Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1 to Bylaws.

Item 7.01 Regulation FD Disclosure.

The Company prepared an investor presentation with respect to the contemplated Mergers. Directors, officers and other representatives of the Company will present some or all of such investor presentation to various conferences and meetings in the coming months. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such investor presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Press Release

On August 8, 2016, the Company issued a press release announcing the execution of the Merger Agreement and related information, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Additional Information about the Proposed Transaction and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, the Company expects to prepare and file with the SEC a joint proxy statement and GNL expects to prepare and file with the SEC a registration statement on Form S-4 containing the joint proxy statement, a prospectus and other documents with respect to GNL’s proposed acquisition of the Company. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company and GNL with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at http://arcglobaltrust2.com, and copies of the documents filed by GNL with the SEC are available free of charge on GNL’s website at http://www.globalnetlease.com.

The Company and GNL, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 29, 2016. Information regarding GNL’s directors and executive officers can be found in GNL’s definitive proxy statement filed with the SEC on April 29, 2016. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or GNL, as applicable, using the sources indicated above.

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Forward-Looking Statements

Information set forth in this Current Report on Form 8-K (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Exchange Act), which reflect the Company’s and GNL’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by the Merger Agreement will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals for the transaction and the approval by the Company’s stockholders of the Merger; market volatility; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the tenants of the respective parties. Additional factors that may affect future results are contained in the Company’s and GNL’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company and GNL disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 8, 2016, among Global Net Lease, Inc., Global Net Lease Operating Partnership, L.P., Mayflower Acquisition, LLC, American Realty Capital Global Trust II, Inc. and American Realty Capital Global Trust II Operating Partnership, L.P.*
3.1	Amendment No. 1 to Bylaws of American Realty Capital Global Trust II, Inc., dated August 5, 2016
99.1	Press Release of American Realty Capital Global Trust II, Inc., dated as of August 8, 2016
99.2	Investor Presentation, dated as of August 8, 2016

*Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Realty Capital Global Trust II, Inc.

Date: August 8, 2016	By:	/s/ Scott J. Bowman
Scott J. Bowman Chief Executive Officer and President

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